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                                                                   EXHIBIT 10.08


                                                                  EXECUTION COPY


                               SECURITY AGREEMENT

        THIS SECURITY AGREEMENT (this "Security Agreement") is entered into as September 23, 2002 among (i) CARAUSTAR INDUSTRIES, INC. (the "Borrower"), (ii) the Subsidiaries of the Borrower listed on the signature pages hereto or that become parties hereto after the date hereof (individually a "Guarantor" and collectively the "Guarantors"; together with the Borrower, individually an "Obligor" and collectively the "Obligors") and (iii) BANK OF AMERICA, N.A., in its capacity as collateral agent (in such, the "Collateral Agent") for the Secured Parties (as defined below).

                                    RECITALS

               WHEREAS, pursuant to that certain Credit Agreement, dated as of March 29, 2001 (as amended, modified, extended, renewed or replaced from time to time, the "Credit Agreement"), among the Borrower, the Guarantors, the financial institutions from time to time party thereto (the "Lenders") and Bank of America, N.A. ("Bank of America"), as Administrative Agent, the Lenders have agreed to make Loans and issue Letters of Credit upon the terms and subject to the conditions set forth therein;

               WHEREAS, the Borrower has executed that certain Guaranty Agreement dated as of July 30, 1999 (as amended, modified, extended, renewed or replaced from time to time, the "Premier Boxboard Guaranty") in favor of SunTrust Bank (formerly known as SunTrust Bank, Atlanta; "SunTrust"), pursuant to which the Borrower has guaranteed 50% of the obligations of Premier Boxboard Limited LLC ("Premier Boxboard") under a certain revolving credit facility in favor of Premier Boxboard and evidenced by the Credit Agreement referred to and defined in the Premier Boxboard Guaranty (the "Premier Boxboard Credit Agreement");

               WHEREAS, the Borrower has executed that certain Second Amended and Restated Parent Guaranty dated as of August 1, 1999 (as amended, modified, extended, renewed or replaced from time to time, the "Standard Gypsum Guaranty") in favor of Toronto Dominion (Texas), Inc., ("Toronto Dominion"), pursuant to which the Borrower has guaranteed 50% of the obligations of Standard Gypsum, L.L.C. ("Standard Gypsum") under a certain credit facility in favor of Standard Gypsum and evidenced by the Loan Agreement referred to and defined in the Standard Gypsum Guaranty (the "Standard Gypsum Loan Agreement");

               WHEREAS, the Obligors are required to execute this Security Agreement in consideration of, and as a condition precedent to the effectiveness of, that certain Fourth Amendment to Credit Agreement dated as of the date hereof among the Obligors, the Lenders party thereto and Bank of America, as Administrative Agent;

               WHEREAS, pursuant to the Premier Boxboard Guaranty, the Obligors must permit SunTrust to share ratably in any liens granted for the benefit of the Lenders;

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               WHEREAS, in connection with the Standard Gypsum Guaranty, the
Obligors have agreed to permit Toronto Dominion to share ratably in any liens granted for the benefit of the Lenders and in any proceeds realized from the sale or other disposition of any Collateral securing such liens; and

               WHEREAS, Bank of America is acting as Collateral Agent for the Secured Parties (as defined below) pursuant to the terms of this Security Agreement.

               NOW, THEREFORE, in consideration of these premises and other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the parties hereto agree as follows:

               1.     Definitions.

               (a) Capitalized terms used and not otherwise defined herein shall have the meanings ascribed to such terms in the Credit Agreement, and the following terms which are defined in the Uniform Commercial Code in effect in the State of North Carolina on the date hereof are used herein as so defined: Accounts, As-Extracted Collateral, Chattel Paper, Consumer Goods, Farm Products, Instrument, Inventory, Manufactured Homes, Tangible Chattel Paper and Proceeds. For purposes of this Security Agreement, the term "Lender" shall include any Affiliate of any Lender which has entered into a Hedging Agreement with any Obligor.

               (b) In addition, the following terms shall have the following meanings:

               "Documents": the collective reference to the Credit Agreement, the Loan Documents, the Premier Boxboard Guaranty, the Standard Gypsum Guaranty and any Hedging Agreements between an Obligor and a Lender or an Affiliate of a Lender.

               "Fully Satisfied": with respect to the Secured Obligations as of any date, that, as of such date, (a) all principal of and interest accrued to such date which constitute Secured Obligations shall have been indefeasibly paid in full in cash, (b) all fees, expenses and other amounts then due and payable which constitute Secured Obligations shall have been indefeasibly paid in cash, (c) all outstanding letters of credit shall have been (i) terminated and surrendered, (ii) fully cash collateralized on terms reasonably satisfactory to (x) with respect to Letters of Credit outstanding under the Credit Agreement, the Issuing Lender and the Required Lenders and (y) with respect to any other letter of credit, the issuer thereof, or (iii) secured by one or more letters of credit on terms and conditions, and with one or more financial institutions, reasonably satisfactory to (x) with respect to Letters of Credit outstanding under the Credit Agreement, the Issuing Lender and the Required Lenders and (y) with respect to any other letter of credit, the issuer thereof, and (d) the relevant commitments shall have expired or been terminated in full.


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               "Required Secured Parties": at any date, any combination of
        Secured Parties collectively holding more than sixty-six and two-thirds percent (66-2/3%) of the aggregate unpaid principal amount of the Secured Obligations at such time.

               "Secured Obligations": with respect to the Collateral, all of the following, whether now existing or hereafter incurred: (i) the prompt performance and observance by each Obligor of all of its Obligations to the Lenders under the Loan Documents, including, without limitation, (a) all obligations consisting of principal of and interest on (including interest accruing after the filing of any bankruptcy or similar petition) the Loans, all fees, indemnities and other amounts arising under any of the Loan Documents and all reimbursement obligations in respect of Letters of Credit, (b) all guaranty obligations arising out of Article X of the Credit Agreement and (c) all obligations arising under any Hedging Agreements between any Obligor and any Lender, or any Affiliate of a Lender, (ii) the prompt performance and observance by the Borrower of all of its guaranty obligations to SunTrust under the Premier Boxboard Guaranty, (iii) the prompt performance and observance by the Borrower of all of its guaranty obligations to Toronto Dominion under the Standard Gypsum Guaranty and (iv) all other indebtedness, liabilities and obligations of any kind or nature, now existing or hereafter arising, owing from any Obligor to any Secured Party or the Collateral Agent under any of the Documents, howsoever evidenced, created, incurred or acquired, whether primary, secondary, direct, contingent, or joint and several, and all obligations and liabilities incurred in connection with collecting and enforcing the Secured Obligations.

               "Secured Parties" : the collective reference to (i) the Lenders and any Affiliate of a Lender that has entered into a Hedging Agreement,
        (ii) SunTrust and (iii) Toronto Dominion, as administrative agent, and "Secured Party" means any one of them, as applicable.

               2. Grant of Security Interest in the Collateral. To secure the prompt payment and performance in full when due, whether by lapse of time, acceleration or otherwise, of the Secured Obligations, each Obligor hereby grants to the Collateral Agent, for the ratable benefit of the Secured Parties, a continuing security interest in, and a right to set off against, any and all right, title and interest of such Obligor in and to the following, whether now owned or existing or owned, acquired, or arising hereafter (collectively, the "Collateral"):

               (a)    all Accounts;

               (b)    all Inventory;

               (c) all books, records, ledger cards, files, correspondence, computer programs, tapes, disks, and related data processing software (owned by such Obligor or to the extent of its interest therein) that at any time evidence or contain information relating to any Collateral or are otherwise necessary or helpful in the collection thereof or realization thereupon; and


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               (d)    all Proceeds of any and all of the foregoing and, to the
                      extent not included in the foregoing, all payments under any insurance (whether or not the Collateral Agent is the loss payee therefore), indemnity, warranty or guaranty with respect to any of the foregoing Collateral.

               The Obligors and the Collateral Agent, on behalf of the Secured Parties, hereby acknowledge and agree that the security interest created hereby in the Collateral constitutes continuing collateral security for all of the Secured Obligations, whether now existing or hereafter arising.

               3.     Provisions Relating to Accounts and Inventory.

               (a) Anything herein to the contrary notwithstanding, each of the Obligors shall remain liable under each of the Accounts to observe and perform all the conditions and obligations to be observed and performed by it thereunder, all in accordance with the terms of any agreement giving rise to each such Account. Neither the Collateral Agent nor any Secured Party shall have any obligation or liability under any Account (or any agreement giving rise thereto) by reason of or arising out of this Security Agreement or the receipt by the Collateral Agent or any Secured Party of any payment relating to such Account pursuant hereto, nor shall the Collateral Agent or any Secured Party be obligated in any manner to perform any of the obligations of an Obligor under or pursuant to any Account (or any agreement giving rise thereto), to make any payment, to make any inquiry as to the nature or the sufficiency of any payment received by it or as to the sufficiency of any performance by any party under any Account (or any agreement giving rise thereto), to present or file any claim, to take any action to enforce any performance or to collect the payment of any amounts which may have been assigned to it or to which it may be entitled at any time or times.

               (b) At any time after the occurrence and during the continuance of an Event of Default, (i) the Collateral Agent shall have the right, but not the obligation, to make test verifications of the Accounts in any manner and through any medium that it reasonably considers advisable, and the Obligors, upon the written request of the Collateral Agent, shall furnish all such assistance and information as the Collateral Agent may reasonably require in connection with such test verifications, (ii) upon the Collateral Agent's request and at the expense of the Obligors, the Obligors shall cause independent public accountants or others satisfactory to the Collateral Agent to furnish to the Collateral Agent reports showing reconciliations, aging and test verifications of, and trial balances for, the Accounts and (iii) the Collateral Agent in its own name or in the name of others may communicate with account debtors on the Accounts to verify with them to the Collateral Agent's satisfaction the existence, amount and terms of any Accounts.

               (c) At any time after the occurrence and during the continuance of an Event of Default, the Collateral Agent shall have the right, but not the obligation, to inspect and evaluate the Inventory in any manner and through any medium that it reasonably considers advisable, and the Obligors, upon the written request of the Collateral Agent, shall furnish all such assistance and information as the Collateral Agent may reasonably require in


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        connection with such inspections and evaluations. Each Obligor will furnish to the Collateral Agent from time to time statements and schedules further identifying and describing the inventory and other Collateral of such Grantor and such other reports in connection with such Collateral as the Collateral Agent may reasonably request, all in reasonable detail.

               4. Representations and Warranties. Each Obligor hereby represents and warrants to the Collateral Agent, for the benefit of the Secured Parties, that until such time as the Secured Obligations are Fully Satisfied:

               (a) Legal Name and Location of Obligor. Each Obligor's exact legal name is as shown in this Security Agreement and its state of formation is (and for the prior four months has been) as set forth on
        Schedule 4(a) hereto. The principal place of business and chief executive office of each Obligor is as set forth on Schedule 4(a) hereto. No Obligor has in the past four months changed its name, been party to a merger, consolidation or other change in structure or used any tradename except as set forth in Schedule 4(a) attached hereto.

               (b) Location of Collateral. The location of all Collateral owned by each Obligor is as shown on Schedule 4(b) hereto.

               (c) Ownership. Each Obligor is the legal and beneficial owner of the Collateral which it purports to own, and each Obligor has the right to pledge, sell, assign or transfer the Collateral.

               (d) Security Interest/Priority. This Security Agreement shall create a valid security interest in favor of the Collateral Agent, for the ratable benefit of the Secured Parties, in the Collateral of such Obligor and, when properly perfected by filing, shall constitute a valid perfected security interest in such Collateral, to the extent such security interest can be perfected by filing under the UCC, free and clear of all Liens except for Liens permitted under Section 9.2 of the Credit Agreement as in effect on the date hereof; provided, however, any Liens on the Collateral permitted pursuant to Section 9.2(j) of the Credit Agreement as in effect on the date hereof shall not exceed $1,000,000 in the aggregate at any time outstanding.

               (e) Types of Collateral. None of the Collateral consists of, or is the Proceeds of, (i) As-Extracted Collateral, (ii) Consumer Goods,
        (iii) Farm Products or (iv) Manufactured Homes.

               (f) Accounts. (i) Each Account of the Obligors and the papers and documents relating thereto are genuine and in all material respects what they purport to be, (ii) each Account arises out of (A) a bona fide sale of goods sold and delivered by such Obligor (or is in the process of being delivered) or (B) services theretofore actually rendered by such Obligor to, the account debtor named therein, (iii) no Account of an Obligor in excess of $50,000 is evidenced by any Instrument or Chattel Paper unless such Instrument or Chattel Paper has been theretofore endorsed over and delivered to, or submitted to the control of, the


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        Collateral Agent and (iv) no surety bond was required or given in connection with any Account of an Obligor or the contracts or purchase orders out of which they arose.

               (g) Inventory. No Inventory is held by an Obligor pursuant to consignment, sale or return, sale on approval or similar arrangement except for raw materials supplied to an Obligor on a sale or return, consignment or similar arrangement.

               (h) Authorization. It has taken all necessary action to authorize the execution, delivery and performance of this Security Agreement.

               (i) Execution and Delivery. This Security Agreement has been duly executed and delivered by such Person and constitutes such Person's legal, valid and binding obligations, enforceable in accordance with its terms, except as such enforceability may be subject to (i) bankruptcy, insolvency, reorganization, fraudulent conveyance or transfer, moratorium or similar laws affecting creditors' rights generally and
        (ii) general principles of equity (regardless of whether such enforceability is considered in a proceeding at law or in equity).

               (j) No Covenants; No Conflict. No consent, approval, authorization or order of, or filing, registration or qualification with, any court or governmental authority or third party is required in connection with the execution, delivery or performance by such Person of this Security Agreement. The execution, delivery and performance by such Person of this Security Agreement do not and will not conflict with, result in a breach of or constitute a default under the articles of incorporation, bylaws or other organizational documents of any Obligor or any of its Subsidiaries or any indenture or other material agreement or instrument to which such Person is a party or by which any of its properties may be bound or any Governmental Approval relating to such Person except as could not reasonably be expected to have a Material Adverse Effect.

        5. Covenants. Each Obligor covenants that until such time as the Secured Obligations are Fully Satisfied such Obligor shall:

               (a) Other Liens and Dispositions. Defend the Collateral against the claims and demands of all other parties claiming an interest therein, and keep the Collateral free from all Liens, except in each case for Liens permitted under Section 9.2 of the Credit Agreement as in effect on the date hereof; provided, however, any Liens on the Collateral permitted pursuant to Section 9.2(j) of the Credit Agreement as in effect on the date hereof shall not exceed $1,000,000 in the aggregate at any time outstanding. Neither the Collateral Agent, nor any Secured Party authorizes any Obligor to, and no Obligor shall, sell, exchange, transfer, assign, lease or otherwise dispose of the Collateral or any interest therein, except as permitted under the Credit Agreement as in effect on the date hereof; provided, however, that with respect to Asset Dispositions of the Collateral permitted pursuant to Section 9.5(c) of the Credit Agreement as in effect on the date hereof, the aggregate amount of all such Asset Dispositions shall not exceed $5,000,000 in any Fiscal Year.


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               (b)    Preservation of Collateral. To the extent consistent with
        ordinary prudent business practices, keep the Collateral in good repair, working order and condition and not use the Collateral in violation of the provisions of this Security Agreement or any other agreement relating to the Collateral or any policy insuring the Collateral or any applicable statute, law, bylaw, rule, regulation or ordinance; provided, however, an Obligor may discontinue the operation or maintenance of a property or piece of equipment if the discontinuance (i) is desirable to the conduct of such Obligor's business and (ii) does not materially adversely affect the business of the Obligors on a consolidated basis.

               (c) Instruments/Tangible Chattel Paper/Documents. If any amount payable in excess of $50,000 under or in connection with any of the Collateral in excess of $50,000 shall be or become evidenced by any Instrument, or Tangible Chattel Paper, or if any property constituting Collateral shall be stored or shipped subject to a Document, such Instrument, Tangible Chattel Paper or Document is either in the possession of such Obligor at all times or, if requested by the Collateral Agent, to perfect its security interest in such Collateral, is delivered to the Collateral Agent duly endorsed in a manner reasonably satisfactory to the Collateral Agent. Such Obligor shall ensure that any Collateral consisting of Tangible Chattel Paper is marked with a legend reasonably acceptable to the Collateral Agent indicating the Collateral Agent's security interest in such Tangible Chattel Paper.

               (d) Change in Corporate Structure or Location. Not, without providing prior written notice to the Collateral Agent, and then only to the extent permitted under the Credit Agreement, (i) alter its corporate existence or, in one transaction or in a series of transactions, merge into or consolidate with any other entity, or sell all or substantially all of its assets, (ii) change its state of incorporation or formation or (iii) change its registered corporate name; provided that within 30 days of any such change, the Obligor shall provide the Collateral Agent with all such information as the Collateral Agent may reasonably request to enable the Collateral Agent to file such amendments to any previously filed financing statements as the Collateral Agent may reasonably require.

               (e) Inspection. Upon reasonable notice, and during reasonable hours, at all times allow the Collateral Agent or its representatives to visit and inspect the Collateral as set forth in Section 8.10 of the Credit Agreement.

               (f) Filing of Financing Statements; Filing of Financing Statements, Notices, etc. Each Obligor hereby authorizes the Collateral Agent to prepare and file such financing statements (including renewal statements) or amendments thereof or supplements thereto or other instruments as the Collateral Agent may from time to time reasonably deem necessary or appropriate in order to perfect and maintain the security interests granted hereunder in accordance with the UCC. Each Obligor shall also execute and deliver to the Collateral Agent such agreements, assignments or instruments (including affidavits, notices, reaffirmations and amendments and restatements of existing documents, as the Collateral Agent may reasonably request) and do all such other things as the Collateral Agent may reasonably deem necessary or appropriate to


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        assure to the Collateral Agent its security interests hereunder. To that end, each Obligor agrees that the Collateral Agent may file one or more financing statements disclosing the Collateral Agent's security interests in any or all of the Collateral of such Obligor without, to the extent permitted and/or required by law, such Obligor's signature thereon, and further each Obligor hereby irrevocably makes, constitutes and appoints the Collateral Agent, its nominee or any other person whom the Collateral Agent may designate, as such Obligor's attorney in fact with full power and for the limited purpose to sign in the name of such Obligor any such financing statements, amendments and supplements to financing statements, renewal financing statements, notices or similar documents which in the Collateral Agent's reasonable discretion would be necessary, appropriate or convenient in order to perfect and maintain perfection of the security interests granted hereunder, such power, being coupled with an interest, being and remaining irrevocable until the Secured Obligations are Fully Satisfied. Each Obligor hereby agrees that a carbon, photographic or other reproduction of this Security Agreement or any such financing statement is sufficient for filing as a financing statement by the Collateral Agent without notice thereof to such Obligor wherever the Collateral Agent may in its sole discretion desire to file the same. In the event for any reason the law of any jurisdiction other than North Carolina becomes or is applicable to the Collateral of any Obligor or any part thereof, or to any of the Secured Obligations, such Obligor agrees to execute and deliver all such instruments and to do all such other things as the Collateral Agent in its sole discretion reasonably deems necessary or appropriate to preserve, protect and enforce the security interests of the Collateral Agent under the law of such other jurisdiction (and, if an Obligor shall fail to do so promptly upon the request of the Collateral Agent, then the Collateral Agent may execute any and all such requested documents on behalf of such Obligor pursuant to the power of attorney granted hereinabove). Each Obligor agrees to mark its books and records to reflect the security interest of the Collateral Agent in the Collateral.

               (g) Treatment of Accounts. Not grant or extend the time for payment of any Account, or compromise or settle any Account for less than the full amount thereof, or release any person or property, in whole or in part, from payment thereof, or allow any credit or discount thereon, other than as normal and customary in the ordinary course of an Obligor's business or to the extent such action would not reasonably be expected to have a Material Adverse Effect.

               (h) Collateral Held by Warehouseman, Bailee, etc. If any Collateral having a value in excess of $1,000,000 is at any time in the possession or control of a warehouseman, bailee or any agent or processor of the Obligors, (i) notify in writing the Collateral Agent of such possession, (ii) notify in writing such Person of the Collateral Agent's security interest for the ratable benefit of the Secured Parties in such Collateral, (iii) instruct in writing such Person to hold all such Collateral for the Collateral Agent's account and subject to the Collateral Agent's instructions and (iv) use its commercially reasonable efforts to obtain an acknowledgment from such Person that is holding such Collateral for the benefit of the Collateral Agent.


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               (i)    Insurance. Insure, repair and replace the Collateral of
        such Obligor as set forth in the Credit Agreement. All insurance proceeds shall be subject to the security interest of the Collateral Agent hereunder.

               6. Advances by Secured Parties. On failure of any Obligor to perform any of the covenants and agreements contained herein, the Collateral Agent may, at its sole option and in its sole discretion, perform the same and in so doing may expend such sums as the Collateral Agent may reasonably deem advisable in the performance thereof, including, without limitation, the payment of any insurance premiums, the payment of any taxes, a payment to obtain a release of a Lien or potential Lien, expenditures made in defending against any adverse claim and all other expenditures which the Collateral Agent or the Secured Parties may make for the protection of the security hereof or may be compelled to make by operation of law. The Collateral Agent or, if applicable, the relevant Secured Party shall notify the respective Obligor of any such expenditure. All such sums and amounts so expended (including, without limitation, reasonable attorneys' fees and court costs in connection therewith) shall be repayable by the Obligors on a joint and several basis promptly upon timely notice thereof and demand therefor, shall constitute additional Secured Obligations and shall bear interest from the date said amounts are expended at the default rate specified in Section 4.1 of the Credit Agreement for Revolving Loans that are Base Rate Loans. No such performance of any covenant or agreement by the Collateral Agent or the Secured Parties on behalf of any Obligor, and no such advance or expenditure therefor, shall relieve the Obligors of any default under the terms of this Security Agreement, or the Documents. The Secured Parties may make any payment hereby authorized in accordance with any bill, statement or estimate procured from the appropriate public office or holder of the claim to be discharged without inquiry into the accuracy of such bill, statement or estimate or into the validity of any tax assessment, sale, forfeiture, tax lien, title or claim except to the extent such payment is being contested in good faith by an Obligor in appropriate proceedings and against which adequate reserves are being maintained in accordance with GAAP.

               7.     Events of Default.

               Any of (a) the occurrence of an event which under the Credit Agreement would constitute an Event of Default thereunder, (b) the occurrence of an event which gives SunTrust the right to demand payment under the Premier Boxboard Guaranty or (c) the occurrence of an event which gives Toronto Dominion the right to demand payment under the Standard Gypsum Guaranty shall be an Event of Default hereunder (an "Event of Default").

               8.     Remedies.

               (a) General Remedies. Upon the occurrence and during the continuance of an Event of Default, the Secured Parties shall have, in addition to the rights and remedies provided herein, in the Documents, or by law (including, but not limited to, levy of attachment, garnishment and the rights and remedies set forth in the Uniform Commercial Code of the jurisdiction applicable to the affected Collateral), the rights and remedies of a secured party under the UCC (regardless of whether the UCC is the law of the jurisdiction where the rights and remedies are asserted and regardless of whether the UCC applies to the affected Collateral), and further, the Collateral Agent may, with or without judicial process


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        or the aid and assistance of others, (i) enter on any premises on which any of the Collateral may be located and, without resistance or interference by the Obligors, take possession of the Collateral, (ii) dispose of any Collateral on any such premises, (iii) to the extent such Collateral may be moved, require the Obligors to assemble and make available to the Collateral Agent at the expense of the Obligors any Collateral at any place and time designated by the Collateral Agent which is reasonably convenient to both parties, (iv) remove any Collateral from any such premises for the purpose of effecting sale or other disposition thereof, and/or (v) without demand and without advertisement, notice, hearing or process of law, all of which each of the Obligors hereby waives to the fullest extent permitted by law, at any place and time or times, sell and deliver any or all Collateral held by or for it at public or private sale, by one or more contracts, in one or more parcels, for cash, upon credit or otherwise, at such prices and upon such terms as the Collateral Agent deems advisable, in its sole discretion (subject to any and all mandatory legal requirements). Neither the Collateral Agent's compliance with any applicable state or federal law in the conduct of such sale, nor its disclaimer of any warranties relating to the Collateral, shall be considered to adversely affect the commercial reasonableness of such sale. In addition to all other sums due the Collateral Agent and the Secured Parties with respect to the Secured Obligations, the Obligors shall pay the Collateral Agent and each of the Secured Parties all reasonable documented costs and expenses incurred by the Collateral Agent or any such Secured Party, including, but not limited to, reasonable attorneys' fees and court costs, in obtaining or liquidating the Collateral, in enforcing payment of the Secured Obligations, or in the prosecution or defense of any action or proceeding by or against the Collateral Agent or the Secured Parties or the Obligors concerning any matter arising out of or connected with this Security Agreement, any Collateral or the Secured Obligations, including, without limitation, any of the foregoing arising in, arising under or related to a case under the Bankruptcy Code. To the extent the rights of notice cannot be legally waived hereunder, each Obligor agrees that any requirement of reasonable notice shall be met if such notice is personally served on or mailed, postage prepaid, to the Borrower in accordance with the notice provisions of Section 13.1 of the Credit Agreement at least 10 days before the time of sale or other event giving rise to the requirement of such notice. The Collateral Agent and the Secured Parties shall not be obligated to make any sale or other disposition of the Collateral regardless of notice having been given. To the extent permitted by law, any Secured Party may be a purchaser at any such sale. To the extent permitted by applicable law, each of the Obligors hereby waives all of its rights of redemption with respect to any such sale. Subject to the provisions of applicable law, the Collateral Agent and the Secured Parties may postpone or cause the postponement of the sale of all or any portion of the Collateral by announcement at the time and place of such sale, and such sale may, without further notice, to the extent permitted by law, be made at the time and place to which the sale was postponed, or the Collateral Agent and the Secured Parties may further postpone such sale by announcement made at such time and place.

               (b) Remedies relating to Accounts. Upon the occurrence and during the continuance of an Event of Default, whether or not the Collateral Agent has exercised any or all of its rights and remedies hereunder, each Obligor will promptly upon the written request of the Collateral Agent instruct all account debtors to remit all payments in respect of Accounts to a mailing location selected by the Collateral Agent. In addition, the Collateral

        Agent or its designee may notify any Obligor's customers and account debtors that the Accounts of such Obligor have been assigned to the Collateral Agent or of the Collateral Agent's security interest therein, and may (either in its own name or in the name of an Obligor or both) demand, collect (including without limitation by way of a lockbox arrangement), receive, take receipt for, sell, sue for, compound, settle, compromise and give acquittance for any and all amounts due or to become due on any Account, and, in the Collateral Agent's discretion, file any claim or take any other action or proceeding to protect and realize upon the ratable security interest of the Secured Parties in the Accounts. Each Obligor acknowledges and agrees that the Proceeds of its Accounts remitted to or on behalf of the Collateral Agent in accordance with the provisions hereof shall be solely for the Collateral Agent's own convenience and that such Obligor shall not have any right, title or interest in such Accounts or in any such other amounts except as expressly provided herein. The Collateral Agent and the Secured Parties shall have no liability or responsibility to any Obligor for acceptance of a check, draft or other order for payment of money bearing the legend "payment in full" or words of similar import or any other restrictive legend or endorsement or be responsible for determining the correctness of any remittance. Each Obligor hereby agrees to indemnify the Collateral Agent and the Secured Parties from and against all liabilities, damages, losses, actions, claims, judgments, costs, expenses, charges and reasonable attorneys' fees suffered or incurred by the Collateral Agent or the Secured Parties (each, an "Indemnified Party") because of the maintenance of the foregoing arrangements except as relating to or arising out of the gross negligence or willful misconduct of an Indemnified Party or its officers, employees or agents. In the case of any investigation, litigation or other proceeding, the foregoing indemnity shall be effective whether or not such investigation, litigation or proceeding is brought by an Obligor, its directors, shareholders or creditors or an Indemnified Party or any other Person or any other Indemnified Party is otherwise a party thereto.

               (c) Access. In addition to the rights and remedies hereunder, upon the occurrence and during the continuance of an Event of Default, the Collateral Agent shall have the right to enter and remain upon the various premises of the Obligors without cost or charge to the Collateral Agent, and use the same, together with materials, supplies, books and records of the Obligors for the purpose of collecting and liquidating the Collateral, or for preparing for sale and conducting the sale of the Collateral, whether by foreclosure, auction or otherwise. In addition, the Collateral Agent may remove Collateral, or any part thereof, from such premises and/or any records with respect thereto, in order to effectively collect or liquidate such Collateral.

               (d) Nonexclusive Nature of Remedies. Failure by the Collateral Agent or the Secured Parties to exercise any right, remedy or option under this Security Agreement, the Documents, or as provided by law, or any delay by the Collateral Agent or the Secured Parties in exercising the same, shall not operate as a waiver of any such right, remedy or option. No waiver hereunder shall be effective unless it is in writing, signed by the party against whom such waiver is sought to be enforced and then only to the extent specifically stated, which in the case of the Collateral Agent or the Secured Parties shall only be granted as provided herein. To the extent permitted by law, neither the Collateral Agent, the Secured Parties, nor any party acting as attorney for the Collateral Agent or the Secured

        Parties, shall be liable hereunder for any acts or omissions or for any error of judgment or mistake of fact or law other than their gross negligence or willful misconduct hereunder. The rights and remedies of the Collateral Agents and the Secured Parties under this Security Agreement shall be cumulative and not exclusive of any other right or remedy which the Collateral Agent or the Secured Parties may have.

               (e) Retention of Collateral. Upon the occurrence and during the continuance of an Event of Default, the Collateral Agent may, after providing the notices required by Sections 9-620 and 9-621 of the UCC or otherwise complying with the requirements of applicable law of the relevant jurisdiction accept or, to the extent the Collateral Agent is in possession of any of the Collateral, retain the Collateral in satisfaction of the Secured Obligations. Unless and until the Collateral Agent shall have provided such notices, however, the Collateral Agent shall not be deemed to have retained any Collateral in satisfaction of any Secured Obligations for any reason.

               (f) Deficiency. In the event that the proceeds of any sale, collection or realization are insufficient to pay all amounts to which the Collateral Agent or the Secured Parties are legally entitled, the Obligors shall be jointly and severally liable for the deficiency, together with interest thereon at the default rate specified in Section
        4.1 of the Credit Agreement for Revolving Loans that are Base Rate Loans, together with the costs of collection and the reasonable fees of any attorneys employed by the Collateral Agent or Secured Party to collect such deficiency. Any surplus remaining after the full payment and satisfaction of the Secured Obligations shall be returned to the Obligors or to whomsoever a court of competent jurisdiction shall determine to be entitled thereto.

               9.     Rights of the Collateral Agent.

               (a) Power of Attorney. In addition to other powers of attorney contained herein, each Obligor hereby designates and appoints the Collateral Agent, on behalf of the Secured Parties, and each of its designees or agents, as attorney-in-fact of such Obligor, irrevocably and with power of substitution, with authority to take any or all of the following actions upon the occurrence and during the continuance of an Event of Default:

                      (i) to demand, collect, settle, compromise, adjust, give discharges and releases, all as the Collateral Agent may reasonably determine;

                      (ii) to commence and prosecute any actions at any court for the purposes of collecting any Collateral and enforcing any other right in respect thereof as the Collateral Agent may deem reasonably appropriate;

                      (iii) to defend, settle or compromise any action brought and, in connection therewith, give such discharge or release as the Collateral Agent may deem reasonably appropriate;

                      (iv) receive, open and dispose of mail addressed to an Obligor and endorse checks, notes, drafts, acceptances, money orders, bills of lading, warehouse receipts or other instruments or documents evidencing payment, shipment or storage of the goods giving rise to the Collateral of such Obligor on behalf of and in the name of such Obligor, or securing, or relating to such Collateral;

                      (v) sell, assign, transfer, make any agreement in respect of, or otherwise deal with or exercise rights in respect of, any Collateral or the goods or services which have given rise thereto, as fully and completely as though the Collateral Agent were the absolute owner thereof for all purposes;

                      (vi) adjust and settle claims under any insurance policy relating thereto;

                      (vii) execute and deliver all assignments, conveyances, statements, financing statements, renewal financing statements, security agreements, affidavits, notices and other agreements, instruments and documents that the Collateral Agent may reasonably determine necessary in order to perfect and maintain the security interests and liens granted in this Security Agreement and in order to fully consummate all of the transactions contemplated therein;

                      (viii) institute any foreclosure proceedings that the
               Collateral Agent may deem appropriate; and

                      (ix) do and perform all such other acts and things as the Collateral Agent may reasonably deem to be necessary, proper or convenient in connection with the Collateral.

        This power of attorney is a power coupled with an interest and shall be irrevocable until such time as the Secured Obligations are Fully Satisfied. The Collateral Agent shall be under no duty to exercise or withhold the exercise of any of the rights, powers, privileges and options expressly or implicitly granted to the Collateral Agent in this Security Agreement, and shall not be liable for any failure to do so or any delay in doing so. The Collateral Agent shall not be liable for any act or omission or for any error of judgment or any mistake of fact or law in its individual capacity or its capacity as attorney-in-fact except acts or omissions resulting from its gross negligence or willful misconduct. This power of attorney is conferred on the Collateral Agent solely to protect, preserve and realize upon its security interest in the Collateral.

               (b) Performance by the Collateral Agent of Obligations. If any Obligor fails to perform any agreement or obligation contained herein on a timely basis, the Collateral Agent itself may perform, or cause performance of, such agreement or obligation, and the expenses of the Collateral Agent incurred in connection therewith shall be payable by the Obligors on a joint and several basis pursuant to
        Section 11 hereof.

               (c) Assignment by the Collateral Agent. The Collateral Agent may from time to time assign its own interest (but not the interest of any other Secured Party) in the Secured Obligations and any portion thereof and/or the Collateral and any portion thereof, and the assignee shall be entitled to all of the rights and remedies of the Collateral Agent under this Security Agreement in relation thereto.

               (d) Release of Collateral. Upon a sale of any of the Collateral of an Obligor as permitted by both (i) Section 9.5 of the Credit Agreement as in effect on the date hereof and (ii) this Security Agreement, the Collateral Agent shall (to the extent applicable) deliver to the Obligor, upon the Obligor's request and at the Obligor's expense, such documentation as is reasonably necessary to evidence the release of the Collateral Agent's security interest, if any, in such Collateral, including, without limitation, amendments or terminations of UCC financing statements, if any, and the release of such Obligor from all of its obligations, if any, under this Security Agreement.

               (e) The Collateral Agent's Duty of Care. Other than the exercise of reasonable care to assure the safe custody of the Collateral while being held by the Collateral Agent hereunder, the Collateral Agent shall have no duty or liability to preserve rights pertaining thereto, it being understood and agreed that the Obligors shall be responsible for preservation of all rights in the Collateral until surrendered or tendered to the Collateral Agent, and the Collateral Agent shall be relieved of all responsibility for the Collateral upon surrendering it or tendering the surrender of it to the Obligors. The Collateral Agent shall be deemed to have exercised reasonable care in the custody and preservation of the Collateral in its possession if the Collateral is accorded treatment substantially equal to that which the Collateral Agent accords its own property, which shall be no less than the treatment employed by a reasonable and prudent agent in the industry, it being understood that the Collateral Agent shall not have responsibility for taking any necessary steps to preserve rights against any parties with respect to any of the Collateral. In the event of a public or private sale of Collateral pursuant to Section 8 hereof, the Collateral Agent shall have no obligation to clean-up, repair or otherwise prepare the Collateral for sale.

               10. Application of Proceeds. Upon the occurrence and during the continuance of an Event of Default, any proceeds of any Collateral, when received by the Collateral Agent or any of the Secured Parties in cash or its equivalent, will be applied in reduction of the applicable Secured Obligations then due and payable as follows:

               (a) FIRST, to the payment of all out-of-pocket costs and expenses (including without limitation reasonable attorneys' fees) of the Collateral Agent or an applicable Secured Party in connection with enforcing the rights of the applicable Secured Parties under this Security Agreement and any protective advances made by the Collateral Agent or an applicable Secured Party;

               (b) SECOND, to the payment of all other expenses then due and payable by the Obligors under the Documents or otherwise in connection with the Secured Obligations, pro rata as set forth below;

               (c) THIRD, to the payment of all indemnity obligations then due and payable by the Obligors under the Documents or otherwise in connection with the Secured Obligations, pro rata as set forth below;

               (d) FOURTH, to the payment of (i) all fees of the Administrative Agent and (ii) all fees of SunTrust and Toronto Dominion, if any, that are in the nature of administrative agent's fees, in each case that are then due and payable under the Documents or otherwise in connection with the Secured Obligations, pro rata as set forth below;

               (e) FIFTH, to the payment of all commitment and other fees and commissions then due and payable under the Documents or otherwise in connection with the Secured Obligations, pro rata as set forth below;

               (f) SIXTH, to the payment of all accrued and unpaid interest then due and payable under the Documents or otherwise in connection with the Secured Obligations (including without limitation any accrued and unpaid interest on obligations arising under any Hedging Agreements between any Obligor and any Lender, or any Affiliate of a Lender), pro rata as set forth below;

               (g) SEVENTH, to the payment of the principal amount of the Secured Obligations then due and payable and to the cash collateral account described in Section 11.2(b) of the Credit Agreement to the extent of any L/C Obligations then outstanding (including without limitation the termination value or other payment obligations (not constituting interest or fees) arising under any Hedging Agreements between any Obligor and any Lender, or any Affiliate of a Lender), pro rata as set forth below;

               (h) EIGHTH, to all other obligations which shall have become due and payable under the applicable Documents and not repaid pursuant to clauses "FIRST" through "SEVENTH" above, pro rata as set forth below; and

               (i) NINTH, to the payment of the surplus, if any, to whomever may be lawfully entitled to receive such surplus.

In carrying out the foregoing, (i) amounts received shall be applied in the numerical order provided until exhausted prior to application to the next succeeding category; (ii) each of the applicable Secured Parties shall receive an amount equal to its pro rata share of amounts available to be applied above (based on the proportion that the then outstanding obligations owed by the Obligors to such Secured Party under the Documents bears to the aggregate outstanding obligations of the Obligors to the applicable Secured Parties under the Documents); and (iii) to the extent that any amounts available for distribution pursuant to clause "SEVENTH" above are attributable to L/C Obligations then outstanding under the Credit Agreement, such amounts shall be held by the Collateral Agent in a cash collateral account and applied (x) first, to reimburse the Issuing Lender and/or the Lenders under the Credit Agreement from time to time for any drawings under Letters of Credit and (y) then, following the expiration of all such L/C Obligations, without duplication, to all other obligations of the types described in clause "SEVENTH" above; provided that the aggregate amount distributable to a Secured Party (or to its representative on its behalf) on a given distribution date shall not exceed the aggregate amount of Secured Obligations which are then due and payable to such Secured Party. Each Obligor irrevocably waives the right to direct the application of such payments and proceeds and acknowledges and agrees that the Collateral Agent shall have the continuing and exclusive right to apply and reapply any and all such payments and proceeds in the Collateral Agent's sole discretion, notwithstanding any entry to the contrary upon any of its books and records.

               11. Costs of Counsel. If at any time hereafter, whether upon the occurrence of an Event of Default or not, the Collateral Agent or a Secured Party employs counsel to prepare or consider amendments, waivers or consents with respect to this Security Agreement, or to take action or make a response in or with respect to any legal or arbitral proceeding relating to this Security Agreement or relating to the Collateral, or to protect the Collateral or exercise any rights or remedies under this Security Agreement or with respect to the Collateral, then the Obligors agree to promptly pay upon demand any and all such reasonable documented costs and expenses of the Collateral Agent or the Secured Parties, all of which costs and expenses shall constitute Secured Obligations hereunder.

               12.    Continuing Agreement.

               (a) This Security Agreement shall be a continuing agreement in every respect and shall remain in full force and effect until such time as the Secured Obligations are Fully Satisfied. Upon such payment and termination, this Security Agreement shall be automatically terminated and the Collateral Agent and the Secured Parties shall, upon the request and at the expense of the Obligors, forthwith release all of its liens and security interests hereunder and shall execute and deliver all UCC termination statements and/or other documents reasonably requested by the Obligors evidencing such termination. Notwithstanding the foregoing all releases and indemnities provided hereunder shall survive termination of this Security Agreement.

               (b) This Security Agreement shall continue to be effective or be automatically reinstated, as the case may be, if at any time payment, in whole or in part, of any of the Secured Obligations is rescinded or must otherwise be restored or returned by the Collateral Agent or any Secured Party as a preference, fraudulent conveyance or otherwise under any bankruptcy, insolvency or similar law, all as though such payment had not been made; provided that in the event payment of all or any part of the Secured Obligations is rescinded or must be restored or returned, all reasonable costs and expenses (including without limitation any reasonable legal fees and disbursements) incurred by the Collateral Agent or any Secured Party in defending and enforcing such reinstatement shall be deemed to be included as a part of the Secured Obligations.

               13. Amendments; Waivers; Modifications. This Security Agreement and the provisions hereof may not be amended, waived, modified, changed, discharged or terminated except with the prior written consent of both
(i) the parties required to give such consent under Section 13.11 of the Credit Agreement and (ii) the Required Secured Parties; provided that, without the prior written consent of each Secured Party, no such amendment, waiver or modification shall (x) alter the pro rata sharing among the Secured Parties of the Liens granted hereunder (and proceeds thereof) or the order of the application of proceeds set forth in Section 10 or (y) except as a result of or in connection with an Asset Disposition permitted by both (i) Section 9.5 of the Credit Agreement as in effect on the date hereof and (ii) this Security Agreement, release all or substantially all of the Collateral.

               14. Successors in Interest. This Security Agreement shall create a continuing security interest in the Collateral and shall be binding upon each Obligor, its successors and assigns and shall inure, together with the rights and remedies of the Collateral Agent and the Secured Parties hereunder, to the benefit of the Collateral Agent and the Secured Parties, on a ratable basis, and their successors and permitted assigns; provided, however, that none of the Obligors may assign its rights or delegate its duties hereunder without the prior written consent of each Secured Party (or, with respect to the Lenders, the Required Lenders, as required by the Credit Agreement).

               15. Notices. All notices required or permitted to be given under this Security Agreement shall be in conformance with Section 13.1 of the Credit Agreement and/or, to the extent applicable, the Premier Boxboard Guaranty and/or the Standard Gypsum Guaranty.

               16. Counterparts. This Security Agreement may be executed in any number of counterparts (including telecopy), each of which where so executed and delivered shall be an original, but all of which shall constitute one and the same instrument. It shall not be necessary in making proof of this Security Agreement to produce or account for more than one such counterpart.

               17. Headings. The headings of the sections hereof are provided for convenience only and shall not in any way affect the meaning or construction of any provision of this Security Agreement.

               18.    Governing Law; Submission to Jurisdiction; Venue.

               (a) THIS SECURITY AGREEMENT AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES HEREUNDER SHALL BE GOVERNED BY AND CONSTRUED AND INTERPRETED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NORTH CAROLINA. Any legal action or proceeding with respect to this Security Agreement may be brought in the courts of the State of North Carolina in Mecklenburg County, or of the United States for the Western District of North Carolina, and, by execution and delivery of this Security Agreement, each Obligor hereby irrevocably accepts for itself and in respect of its property, generally and unconditionally, the jurisdiction of such courts. Each Obligor further irrevocably consents to the service of process out of any of the aforementioned courts in any such action or proceeding by the mailing of copies thereof by registered or certified mail, postage prepaid, to it at the address for notices pursuant to
        Section 13.1 of the Credit Agreement, such service to become effective 30 days after such mailing. Nothing herein shall affect the right of the Collateral Agent to serve process in any other manner permitted by law or to commence legal proceedings or to otherwise proceed against any Obligor in any other jurisdiction.

               (b) Each Obligor hereby irrevocably waives any objection which it may now or hereafter have to the laying of venue of any of the aforesaid actions or proceedings arising out of or in connection with this Security Agreement brought in the courts referred to in clause (a) hereof and hereby further irrevocably waives and agrees not to plead or claim in any such court that any such action or proceeding brought in any such court has been brought in an inconvenient forum.

               19. Waiver of Jury Trial. TO THE EXTENT PERMITTED BY APPLICABLE LAW, EACH OF THE PARTIES TO THIS SECURITY AGREEMENT HEREBY IRREVOCABLY WAIVES ALL RIGHT TO TRIAL BY JURY IN ANY ACTION, PROCEEDING OR COUNTERCLAIM ARISING OUT OF OR RELATING TO THIS SECURITY AGREEMENT OR THE TRANSACTIONS CONTEMPLATED HEREBY.

               20. Severability. If any provision of any of the Security Agreement is determined to be illegal, invalid or unenforceable, such provision shall be fully severable and the remaining provisions shall remain in full force and effect and shall be construed without giving effect to the illegal, invalid or unenforceable provisions.

               21. Entirety. This Security Agreement and the Documents represent the entire agreement of the parties hereto and thereto, and supersede all prior agreements and understandings, oral or written, if any, including any commitment letters or correspondence relating to the Documents, or the transactions contemplated herein and therein.

               22. Survival. All representations and warranties of the Obligors hereunder shall survive the execution and delivery of this Security Agreement and the Documents, the delivery of the Notes and the making of the Loans and the issuance of the Letters of Credit under the Credit Agreement.

               23. Other Security. To the extent that any of the Secured Obligations are now or hereafter secured by property other than the Collateral (including, without limitation, real property and securities owned by an Obligor), or by a guarantee, endorsement or property of any other Person, then the Collateral Agent and the Secured Parties shall have the right to proceed against such other property, guarantee or endorsement upon the occurrence and during the continuance of any Event of Default, and the Collateral Agent and the Secured Parties have the right, in their sole discretion, to determine which rights, security, liens, security interests or remedies the Collateral Agent and the Secured Parties shall at any time pursue, relinquish, subordinate, modify or take with respect thereto, without in any way modifying or affecting any of them or any of the Collateral Agent's and the Secured Parties' rights or the Secured Obligations under this Security Agreement or the Documents.

               24.    Joint and Several Obligations of Obligors.

               (a) Each of the Obligors is accepting joint and several liability hereunder in consideration of the financial accommodation to be provided by the Secured Parties under the Documents, for the mutual benefit, directly and indirectly, of each of the Obligors and in consideration of the undertakings of each of the Obligors to accept joint and several liability for the obligations of each of them.

               (b) Each of the Obligors jointly and severally hereby irrevocably and unconditionally accepts, not merely as a surety but also as a co-debtor, joint and several liability with the other Obligors with respect to the payment and performance of all of the Secured Obligations arising under this Security Agreement and the Documents, it being the intention of the parties hereto that all the Secured Obligations shall be the joint and several obligations of each of the Obligors without preferences or distinction among them.

               (c) Notwithstanding any provision to the contrary contained herein, in any of the Documents, the obligations of each Guarantor under the Credit Agreement and the other Documents shall be limited to an aggregate amount equal to the largest amount that would not render such obligations subject to avoidance under Section 548 of the Bankruptcy Code or any comparable provisions of any applicable state law.

               25. Rights of Required Lenders. All rights of the Collateral Agent hereunder, if not exercised by the Collateral Agent, may be exercised by the Required Lenders.

               26. Third-Party Beneficiaries. The parties hereto further acknowledge and agree that SunTrust and Toronto Dominion are intended third-party beneficiaries of this Security Agreement and this Security Agreement shall be enforceable by each of them.

               27. Indemnification. The Borrower hereby reaffirms its indemnity obligations under Section 13.2(c) of the Credit Agreement and acknowledges and agrees that this Security Agreement constitutes a Loan Document for purposes thereof. Without limiting the foregoing, the Obligors hereby agree to defend, indemnify and hold harmless the Collateral Agent and the Secured Parties, and their respective parents, Subsidiaries, Affiliates, employees, agents, officers and directors, from and against any losses, penalties, fines, liabilities, settlements, damages, costs and expenses, suffered by any such Person in connection with any claim, investigation, litigation or other proceeding (whether or not the Collateral Agent or any Secured Party is a party thereto) and the prosecution and defense thereof, arising out of or in any way connected with this Security Agreement or the other Documents or as a result of the breach of any of the Obligors' obligations hereunder or thereunder, including without limitation reasonable attorney's fees (including the allocated cost of internal counsel), consultant's fees and settlement costs (but excluding any losses, penalties, fines liabilities, settlements, damages, costs and expenses to the extent incurred by reason of the gross negligence or willful misconduct of the Person to be indemnified (as finally determined by a court of competent jurisdiction)).

               28.    Collateral Agency Provisions.

               (a) Appointment. Each of SunTrust, Toronto Dominion and Bank of America, as Administrative Agent for the Lenders, hereby irrevocably designates and appoints Bank of America as Collateral Agent of such Secured Party (or the Secured Parties represented by it) under this Security Agreement for the term hereof and each such Person irrevocably authorizes Bank of America as Collateral Agent for such Secured Party (or the Secured Parties represented by it), to take such action on its behalf under the provisions of this Security Agreement and to exercise such powers and perform such duties as are expressly delegated to the Collateral Agent by the terms of this Security Agreement, together with such other powers as are reasonably incidental thereto. Notwithstanding any provision to the contrary elsewhere in this Security Agreement, the Collateral Agent shall not have any duties or responsibilities, except those expressly set forth herein and therein, or any fiduciary relationship with any Secured Party, and no implied covenants, functions, responsibilities, duties, obligations or liabilities shall be read into this Security Agreement or otherwise exist against the Collateral Agent. Any reference to the Collateral Agent in this Section 28 shall be deemed to refer to the Collateral Agent solely in its capacity as Collateral Agent and not in its capacity as a Secured Party.

               (b) Delegation of Duties. The Collateral Agent may execute any of its respective duties under this Security Agreement by or through agents or attorneys-in-fact and shall be entitled to advice of counsel concerning all matters pertaining to such duties. The Collateral Agent shall not be responsible for the negligence or misconduct of any agents or attorneys-in-fact selected by the Collateral Agent with reasonable care.

               (c) Exculpatory Provisions. Neither the Collateral Agent nor any of its officers, directors, employees, agents, attorneys-in-fact, Subsidiaries or Affiliates shall be (i) liable for any action lawfully taken or omitted to be taken by it or such Person under or in connection with this Security Agreement (except for actions occasioned solely by its or such Person's own gross negligence or willful misconduct), or
        (ii) responsible in any manner to any of the Secured Parties for any recitals, statements, representations or warranties made by any Obligor or any of its Subsidiaries or any officer thereof contained in this Security Agreement or in any certificate, report, statement or other document referred to or provided for in, or received by the Collateral Agent under or in connection with, this Security Agreement or for the value, validity, effectiveness, genuineness, enforceability or sufficiency of this Security Agreement or for any failure of any Obligor or any of its Subsidiaries to perform its obligations hereunder. The Collateral Agent shall not be under any obligation to any Secured Party to ascertain or to inquire as to the observance or performance of any of the agreements contained in, or conditions of, this Security Agreement, or to inspect the properties, books or records of any Obligor or any of its Subsidiaries.

               (d) Reliance by Collateral Agent. The Collateral Agent shall be entitled to rely, and shall be fully protected in relying, upon any note, writing, resolution, notice, consent, certificate, affidavit, letter, cablegram, telegram, telecopy, telex or teletype message, statement, order or other document or conversation believed by it to be genuine and correct and to have been signed, sent or made by the proper Person or Persons and upon advice and statements of legal counsel (including, without limitation, counsel to the Obligors), independent accountants and other experts selected by the Collateral Agent. The Collateral Agent may deem and treat the payee of any note as the owner thereof for all purposes unless the Collateral Agent shall have actual notice of any transferee. The Collateral Agent shall be fully justified in failing or refusing to take any action under this Security Agreement unless it shall first receive such advice or concurrence of the Required Secured Parties (or, when expressly required hereby, all the Secured Parties) as it deems appropriate or it shall first be indemnified to its satisfaction by the Secured Parties against any and all liability and expense which may be incurred by it by reason of taking or continuing to take any such action except for its own gross negligence or willful misconduct. The Collateral Agent shall in all cases be fully protected in acting, or in refraining from acting, under this Security Agreement in accordance with a request of the Required Secured Parties (or, when expressly required hereby, all the Secured Parties), and such request and any action taken or failure to act pursuant thereto shall be binding upon all the Secured Parties and all future holders of the Secured Obligations.

               (e) Notices of Default. The Collateral Agent shall not be deemed to have knowledge or notice of the occurrence of any Event of Default hereunder unless it has received notice of such Event of Default in accordance with the terms of the Credit Agreement or notice from a Secured Party or the Obligors referring to this Security Agreement, describing such Event of Default and stating that such notice is a "notice of default." In the event that the Collateral Agent receives such a notice, it shall promptly give notice thereof to the Secured Parties. The Collateral Agent shall take such action with respect to such Event of Default as shall be reasonably directed by the Required Secured Parties; provided that unless and until the Collateral Agent shall have received such directions, the Collateral Agent may (but shall not be obligated to) take such action, or refrain from taking such action, with respect to such Event of Default as it shall deem advisable in the best interests of the Secured Parties, except to the extent that other provisions of this Security Agreement expressly require that any such action be taken or not be taken only with the consent and authorization or the request of the Secured Parties or Required Secured Parties, as applicable.

               (f) Non-Reliance on the Collateral Agent and Other Secured Parties. Each of SunTrust, Toronto Dominion and Bank of America, as Administrative Agent for the Lenders, expressly acknowledges that neither the Collateral Agent nor any of its respective officers, directors, employees, agents, attorneys-in-fact, Subsidiaries or Affiliates has made any representations or warranties to it and that no act by the Collateral Agent hereinafter taken, including any review of the affairs of the Obligors or any of their respective Subsidiaries, shall be deemed to constitute any representation or warranty by the Collateral Agent to any Secured Party. Each of SunTrust, Toronto Dominion and Bank of America, as Administrative Agent for the Lenders, represents that it has made and will continue to make, independently and without reliance upon the Collateral Agent or any other Secured Party, and based on such documents and information as it shall deem appropriate at the time, its own credit analysis, appraisals and decisions in taking or not taking action under this Security Agreement and the other Documents, and to make such investigation as it deems necessary to inform itself as to the business, operations, property, financial and other condition and creditworthiness of the Obligors and their respective Subsidiaries. Except for notices, reports and other documents expressly required to be furnished to the Secured Parties by the Collateral Agent hereunder, the Collateral Agent shall not have any duty or responsibility to provide any Secured Party with any credit or other information concerning the business, operations, property, financial and other condition or creditworthiness of any Obligor or any of its Subsidiaries which may come into the possession of the Collateral Agent or any of its respective officers, directors, employees, agents, attorneys-in-fact, Subsidiaries or Affiliates.

               (g) Indemnification. The Lenders under the Credit Agreement have agreed, and each of SunTrust and Toronto Dominion, as Secured Parties, hereby agree, to indemnify the Collateral Agent in its capacity as such and (to the extent not reimbursed by the Obligors and without limiting the obligation of the Obligors to do so), ratably according to the respective amounts of their Secured Obligations from and against any and all liabilities, obligations, losses, damages, penalties, actions, judgments, suits, costs, expenses or disbursements of any kind whatsoever which may at any time (including, without limitation, at any time following the payment of the Secured Obligations) be imposed on, incurred by or asserted against the Collateral Agent in any way relating to or arising out of this Security Agreement or the other Documents, or any documents contemplated by or referred to herein or therein or the transactions contemplated hereby or thereby or any action taken or omitted by the Collateral Agent under or in connection with any of the foregoing; provided that no Secured Party shall be liable for the payment of any portion of such liabilities, obligations, losses, damages, penalties, actions, judgments, suits, costs, expenses or disbursements to the extent they result from the Collateral Agent's bad faith, gross negligence or willful misconduct. The agreements in this
        Section 28(g) shall survive the payment of the Secured Obligations and all other amounts payable hereunder and the termination of this Security Agreement.

               (h) The Collateral Agent in Its Individual Capacity. The Collateral Agent and its respective Subsidiaries and Affiliates may make loans to, accept deposits from and generally engage in any kind of business with the Obligors as though the Collateral Agent were not an Collateral Agent hereunder. With respect to any Loans made or renewed by it and any Note issued to it and with respect to any Letter of Credit issued by it or participated in by it, the Collateral Agent shall have the same rights and powers under this Security Agreement and the other Documents as any Secured Party and may exercise the same as though it were not an Collateral Agent, and the terms "Secured Party" and "Secured Parties" shall include the Collateral Agent in its individual capacity.

               (i) Resignation of the Collateral Agent; Successor Collateral Agent. The Collateral Agent may resign as Collateral Agent at any time by giving thirty (30) days advance notice thereof to the Secured Parties and the Obligors and, thereafter, the retiring Collateral Agent shall be discharged from its duties and obligations hereunder. Upon any such resignation, the Required Secured Parties shall have the right, subject to the approval of the Borrower (so long as no Event of Default has occurred and is continuing), to appoint a successor Collateral Agent. If no successor Collateral Agent shall have been so appointed by the Required Secured Parties, been approved (so long as no Event of Default has occurred and is continuing) by the Borrower or have accepted such appointment within thirty (30) days after the Collateral Agent's giving of notice of resignation, then the Collateral Agent may, on behalf of the Secured Parties, appoint a successor Collateral Agent reasonably acceptable to the Borrower (so long as no Default or Event of Default has occurred and is continuing). Upon the acceptance of any appointment as Collateral Agent hereunder by a successor Collateral Agent, such successor Collateral Agent shall thereupon succeed to and become vested with all rights, powers, privileges and duties of the retiring Collateral Agent. After any retiring Collateral Agent's resignation hereunder as Collateral Agent, the provisions of this Section 28 shall continue in effect for its benefit in respect of any actions taken or omitted to be taken by it while it was acting as Collateral Agent. If no successor administrative agent has accepted appointment as Collateral Agent by the date which is thirty (30) days following a retiring Collateral Agent's notice of resignation, the retiring Collateral Agent's resignation shall nevertheless thereupon become effective and the Secured Parties shall perform all of the duties of the Collateral Agent hereunder until such time, if any, as the Required Secured Parties appoint a successor agent as provided for above.


                  [remainder of page intentionally left blank]

        Each of the parties hereto has caused a counterpart of this Security Agreement to be duly executed and delivered as of the date first above written.

BORROWER:             CARAUSTAR INDUSTRIES, INC.,
                      a North Carolina corporation

                      By:    H. LEE THRASH, III
                             -------------------------------------
                      Name:  H. Lee Thrash, III
                      Title: Vice President Planning & Development
                             and Chief Financial Officer

GUARANTORS:           AUSTELL HOLDING COMPANY, LLC,
                      a Georgia limited liability company
                      CAMDEN PAPERBOARD CORPORATION,
                      a New Jersey corporation
                      CARAUSTAR CUSTOM PACKAGING GROUP, INC.,
                      a Delaware corporation
                      CARAUSTAR CUSTOM PACKAGING GROUP (MARYLAND), INC., a Maryland corporation
                      CARAUSTAR INDUSTRIAL AND CONSUMER PRODUCTS GROUP, INC., a Delaware corporation
                      CARAUSTAR MILL GROUP, INC.,
                      an Ohio corporation f/k/a Caraustar Paperboard Corporation
                      CARAUSTAR RECOVERED FIBER GROUP, INC.,
                      a Delaware corporation
                      CHICAGO PAPERBOARD CORPORATION,
                      an Illinois corporation
                      FEDERAL TRANSPORT, INC.,
                      an Ohio corporation
                      GYPSUM MGC, INC.,
                      a Delaware corporation
                      HALIFAX PAPER BOARD COMPANY, INC.,
                      a North Carolina corporation
                      MCQUEENEY GYPSUM COMPANY,
                      a Delaware corporation
                      MCQUEENY GYPSUM COMPANY, LLC,
                      a Delaware limited liability company
                      PBL INC.,
                      a Delaware corporation
                      SPRAGUE PAPERBOARD, INC.,
                      a Connecticut corporation

                      By:    H. LEE THRASH, III
                             -------------------------------------
                      Name:  H. Lee Thrash, III
                      Title: Vice President Planning & Development
                             and Chief Financial Officer


                             of each of the Foregoing Guarantors

                      CARAUSTAR, G.P.,
                      a South Carolina general partnership

                      By:  CARAUSTAR INDUSTRIES, INC.,
                           a North Carolina corporation, general partner

                           By:    H. LEE THRASH, III
                                  --------------------------------------
                           Name:  H. Lee Thrash, III
                           Title: Vice President Planning & Development
                                  and Chief Financial Officer

                      By:  CARAUSTAR INDUSTRIAL AND CONSUMER PRODUCTS
                           GROUP, INC., a Delaware corporation, general partner

                           By:    H. LEE THRASH, III
                                  --------------------------------------
                           Name:  H. Lee Thrash, III
                           Title: Vice President Planning & Development
                                  and Chief Financial Officer

Agreed and Accepted to as of the date first above written.

BANK OF AMERICA, N.A.,
in its capacity as Collateral Agent

By: /s/ THOMAS R. SULLIVAN
    -----------------------------------
Name: Thomas R. Sullivan
      ---------------------------------
Title: Vice President
       --------------------------------


The undersigned hereby acknowledge and accept the foregoing Security Agreement and agree to the terms of Section 28 thereof:

BANK OF AMERICA, N.A.,
in its capacity as Administrative Agent for the Lenders

By: /s/ THOMAS R. SULLIVAN
    -----------------------------------
Name: Thomas R. Sullivan
      ---------------------------------
Title: Vice President
       --------------------------------


SUNTRUST BANK, ATLANTA

By: /s/ J. SCOTT DEVINEY
    -----------------------------------
Name: J. Scott Deviney
      ---------------------------------
Title: Vice President
       --------------------------------


TORONTO DOMINION (TEXAS), INC.

By: /s/ CAROL BRANDT
    -----------------------------------
Name: Carol Brandt
      ---------------------------------
Title: Vice President
       --------------------------------

                                  SCHEDULE 4(a)

               PRINCIPAL PLACE OF BUSINESS/CHIEF EXECUTIVE OFFICES

                                                                   SCHEDULE 4(a)



      EXACT LEGAL NAME OF ENTITY AS SPECIFIED
           IN ITS CHARTER AND ADDRESS OF                     JURISDICTION OF
              CHIEF EXECUTIVE OFFICES                           FORMATION
      ---------------------------------------                ---------------
Caraustar Industries, Inc.                                   North Carolina
  3100 Joe Jerkins Boulevard
  Austell, GA 30106-3227

Austell Holding Company, LLC                                 Georgia
  3100 Joe Jerkins Boulevard
  Austell, GA 30106-3227

Camden Paperboard Corporation                                New Jersey
  267 Jefferson Avenue
  Camden, NJ 08104

Caraustar, G.P. (a general partnership)                      South Carolina
  2031 Carolina Place
  Ft. Mill, SC 29708

Caraustar Custom Packaging Group, Inc.                       Delaware
  3100 Joe Jerkins Boulevard
  Austell, GA 30106-3227

Caraustar Custom Packaging Group (Maryland), Inc.            Maryland
  1100 Gilroy Road
  Hunt Valley, MD 21031

Caraustar Industrial and Consumer Products Group, Inc.       Delaware
  2031 Carolina Place
  Fort Mill, SC 29708

Caraustar Mill Group, Inc.                                   Ohio
  3100 Joe Jerkins Boulevard
  Austell, GA 30106-3227

Caraustar Recovered Fiber Group, Inc.                        Delaware
  531 Roselane Street, NW
  Suite 650
  Marietta, GA 30061

Chicago Paperboard Corporation                               Illinois
  3100 Joe Jerkins Boulevard
  Austell, GA 30106-3227

Federal Transport, Inc.                                      Ohio
  310 State Route 235 South
  Saint Paris, OH 43072

Gypsum MGC, Inc.                                             Delaware
  3100 Joe Jerkins Boulevard
  Austell, GA 30106

Halifax Paper Board Company, Inc.                            North Carolina
  440 Hwy. 48 North
  Roanoke Rapids, NC 27870

McQueeney Gypsum Company                                     Delaware
  3100 Joe Jerkins Boulevard
  Austell, GA 30106

McQueeny Gypsum Company, LLC                                 Delaware
  3100 Joe Jerkins Boulevard
  Austell, GA 30106

PBL, Inc.                                                    Delaware
  3100 Joe Jerkins Boulevard
  Austell, GA 30106-3227

Sprague Paperboard, Inc.                                     Connecticut
  130 Inland Road
  Versailles, CT 06383

NAME                               OTHER NAMES USED IN LAST 5 YEARS
------------------------------     --------------------------------
Austell Holding Company, LLC       Austell Box Board Corporation       Merged into Austell Holding Company, LLC (06/30/01)

Camden Paperboard Corporation      None

Caraustar Custom Packaging
Group, Inc.                        Atlantic Coast Carton Company       Merged into Caraustar Custom Packaging Group, Inc. 1/1/2000
                                   ACC Services                        Liquidated into Atlantic Coast Carton Company (1999)
                                   Mid-State Paper Box Company         Merged into Caraustar Custom Packaging Group, Inc. 12/20/99
                                   Packrite Packaging, Inc.            Merged into Caraustar Custom Packaging Group, Inc. 12/20/99
                                   Carolina Paper Box Co. Inc.         Merged into Caraustar Custom Packaging Group, Inc. 12/20/99
                                   Mid Packaging Group, Inc.           Merged into Caraustar Custom Packaging Group, Inc. 12/20/99
                                   The Garber Company                  Merged into Caraustar Custom Packaging Group, Inc. 12/20/99
                                   Specialty Packaging, Inc.           Merged into Caraustar Custom Packaging Group, Inc. 12/20/99
                                   General Packaging Service, Inc.     Merged into Caraustar Custom Packaging Group, Inc. 12/20/99
                                   Oak Tree Packaging Corporation      Merged into Caraustar Custom Packaging Group, Inc. 12/20/99
                                   Boxall, Inc                         Merged into Caraustar Custom Packaging Group, Inc. 12/20/99
                                   Caraustar Packaging Group, Inc.     Change Name to Caraustar Custom Packaging Group, (12/15/99)
                                   Mil Pak, Inc.                       Merged into Caraustar Custom Packaging Group, Inc. (03/28/00)
                                   Crane Carton Company, LLC           Merged into Caraustar Custom Packaging Group, Inc. (2/23/01)
                                   Crane Carton Acquisition, Inc.      Merged into Caraustar Custom Packaging Group, Inc. (2/23/01)

Caraustar Custom Packaging Group   Chesapeake Paperboard Company       Change Name to Caraustar Custom Packaging Group
  (Maryland), Inc.                                                       (Maryland), Inc. (03/22/01)
                                                                       Caraustar Custom Packaging Group (Maryland), Inc. merged
                                                                         into (3/5/01)
                                   Chesapeake Fiber Packaging          Change Name to Caraustar Custom Packaging Group (Maryland),
                                     Company, Inc.                       Inc. (1/1/00).

Caraustar Industrial and Consumer  Star Paper Tube, Inc.               Merged into Caraustar Industrial and Consumer Products
  Products Group, Inc.                                                   Group, Inc. (1/1/00)
                                   Federal Packaging Corporation       Change Name to Caraustar Industrial and Consumer Products
                                                                         Group, Inc. (12/8/99)
                                   Arrow Paper Products Company        Merged into Caraustar Industrial and Consumer Products
                                                                         Group, Inc. (9/29/00)

Caraustar Recovered Fiber Group,   Paper Recycling, Inc                Merged into Caraustar Recovered Fiber Group, Inc. (6/30/01)
                                   Carolina Recycling, Inc.            Merged into Caraustar Recovered Fiber Group, Inc. (1/1/00)
                                   Columbus Recycling, Inc.            Merged into Caraustar Recovered Fiber Group, Inc. (6/30/01)
                                   Star Recycling Incorporated         Merged into Caraustar Recovered Fiber Group, Inc. (1/1/00)
                                   Caraustar Paper Sales, Inc.         Merged into Caraustar Recovered Fiber Group, Inc. (1/1/00)
                                   Macon Recycling, Inc.               Closed (2000)
                                   Etowah Recycling, Inc.              Merged into Caraustar Recovered Fiber Group, Inc. (1/1/00)
                                   Caraustar Paperstock Inc.
                                   Richmond Recycling, Inc.

Caraustar Mill Group, Inc.         Caraustar Paperboard Corporation    Changed Name to Caraustar Mill Group, Inc. (6/4/01)
                                   New Austell Box Board Corporation   Merged into Caraustar Mill Group, Inc. (6/30/01)
                                   Sweetwater Paperboard Company, Inc. Merged into Caraustar Mill Group, Inc. (6/30/01)
                                   Buffalo Paperboard Corporation      Merged into Caraustar Mill Group, Inc. (6/30/01)
                                   Carolina Component Concepts, Inc.   Merged into Caraustar Mill Group, Inc. (6/30/01)
                                   Carolina Converting, Incorporated   Merged into Caraustar Mill Group, Inc. (6/30/01)
                                   Carolina Paperboard Corporation     Merged into Caraustar Mill Group, Inc. (6/30/01)
                                   Carotell Paper Board Corporation    Merged into Caraustar Mill Group, Inc. (6/30/01)
                                   Chattanooga Paperboard Corporation  Merged into Caraustar Mill Group, Inc. (6/30/01)
                                   Cincinnati Paperboard Corporation   Merged into Caraustar Mill Group, Inc. (6/30/01)
                                   New Austell Box Board Company       Merged into Caraustar Mill Group, Inc. (6/30/01)
                                   Reading Paperboard Corporation      Merged into Caraustar Mill Group, Inc. (6/30/01)
                                   Richmond Paperboard Corporation     Merged into Caraustar Mill Group, Inc. (6/30/01)

Chicago Paperboard Corporation     None

Federal Transport, Inc.            None

Gypsum MGC, Inc.                   None

Halifax Paper Board Company, Inc.  Halifax Acquisition Company         Changed name to Halifax Paper Board Company, Inc. (5/2/00)

McQueeney Gypsum Company LLC       None

McQueeney Gypsum Company           McQueeney Gypsum Company (TX)       Merged into McQueeney Gypsum Company (DE)

PBL, Inc.                          PBL Indiana, Inc.

Sprague Paperboard, Inc.           None

                                  SCHEDULE 4(b)

                                    LOCATION

                                  SCHEDULE 4(b)


COMPANY NAME                                                            INVENTORY ADDRESS
------------                                                            -----------------
         CARAUSTAR MILL GROUP, INC.
                                                                    3300 Joe Jerkins Boulevard
                                                                       Austell, GA 30106-3227

                                                                     3400 Joe Jerkins Boulevard
                                                                       Austell, GA 30106-3227

                                                                     3500 Joe Jerkins Boulevard
                                                                       Austell, GA 30106-3227

                                                                           470 Ohio Street
                                                                         Lockport, NY 14094

                                                                         2100 Rossville Ave.
                                                                        Chattanooga, TN 37408

                                                                          5500 Wooster Road
                                                                        Cincinnati, OH 45226

                                                                         873 Alexander Drive
                                                                          Taylors, SC 29687

                                                                     3110 Papermill Rd., Rt. #5
                                                                      Sinking Spring, PA 19608

                                                                           P.O. Box 668305
                                                                         Charlotte, NC 28266

                                                                         17 East 2nd Street
                                                                         Richmond, VA 23224

                                                                        100 Industrial Drive
                                                                       Rittman, OH 44270-1573

                                                                          117 Siegel Street
                                                                         Tama, IA 52339-2616

                                                                       107 Tom Starling Road
                                                                       Fayetteville, NC 28306
                                                                       302 Rolling Hills Road
                                                                        Mooresville, NC 28115

                                                                          4139 Highway 311
         CARAUSTAR CUSTOM PACKAGING GROUP, INC.                          Randleman, NC 27317

                                                                        528 S. Turner Avenue
                                                                      Charlotte, NC 28208-4259

                                                                         3900 Comanche Drive
                                                                         Archdale, NC 27263

                                                                       322 W. Fonville Street
                                                                        Burlington, NC 27215

                                                                           P.O. Box 668305
                                                                         Charlotte, NC 28266

                                                                        167 Luyben Hills Road
                                                                     Kingston Springs, TN 37082

                                                                          600 Union Street
                                                                          Ashland, OH 44805

                                                                        1375 Isaac Beal Road
                                                                          Bucyrus, OH 44820

                                  SCHEDULE 4(b)


COMPANY NAME                                                           INVENTORY ADDRESS
------------                                                           -----------------
                                                                      216 12th Street, N.E.
                                                                       Strasburg, OH 44680

                                                                     8902 U. S. Hwy. 64 East
                                                                     Robersonville, NC 27871

                                                                        43 Samworth Road
                                                                        Clifton, NJ 07012

                                                                     50 Chestnut Ridge Road
                                                                       Montvale, NJ 07645

                                                                        1850 Lemon Street
                                                                         York, PA 17404

                                                                           Inland Road
                                                                      Versailles, CT 06383

                                                                       4226 Church Street
                                                                       Thorndike, MA 01079

                                                                           Inland Road
                                                                      Versailles, CT 06383

                                                                        11000 Gilroy Road
                                                                      Hunt Valley, MD 21031

                                                                   2624 Commerce Square Drive
                                                                      Birmingham, AL 35210

                                                                     1957 Beverly Avenue, SW
                                                                     Grand Rapids, MI 49509

                                                                     1957 Beverly Avenue, SW
                                                                     Grand Rapids, MI 49509

                                                                      10750 Baur Boulevard
                                                                       St. Louis, MO 63132

                                                                      7777 St. Clair Avenue
                                                                        Mentor, OH 44060

                                                                     1377 South Jason Street
                                                                        Denver, CO 80223

                                                                 23230 Chagrin Blvd., Suite 232
                                                                       Beachwood, OH 44122

                                                                       7960 Lorain Avenue
                                                                       Cleveland, OH 44102

                                                                         11 Chapin Road
                                                                      Pine Brook, NJ 07058

                                                                      555 North Tripp Avenue
                                                                        Chicago, IL 60624

                                                                     531 Roselane Street, NW
         CARAUSTAR RECOVERED FIBER GROUP                                    Suite 650
                                                                        Marietta, GA 30060

                                  SCHEDULE 4(b)



COMPANY NAME                                                           INVENTORY ADDRESS
------------                                                           -----------------
                                                                    4069 Winters Chapel Road
                                                                       Doraville, GA 30360

                                                                      2426 Chamberlain Ave.
                                                                       Charlotte, NC 28208

                                                                        756 Lindsey Drive
                                                                       Columbus, GA 31906

                                                                        121 Callahan Road
                                                                        Dalton, GA 30720

                                                                        3400 Vega Street
                                                                       Cleveland, OH 44113

                                                                      100 Industrial Drive
                                                                     Rittman, OH 44270-1573

                                                                       111 Railroad Street
                                                                        Canton, GA 30114

                                                                       Highway 17, US 321
                                                                      Hardeeville, SC 29927

                                                                     112 South Lelia Street
                                                                    Texarkana, TX 75501-7451

                                                                       711 Hospital Street
                                                                     Richmond, VA 23219-6008

         CARAUSTAR INDUSTRIAL & CONSUMER PRODUCTS                     2031 Carolina Place
               GROUP, INC.                                             Fort Mill, SC 29708

                                                                     410 Washington Street
                                                                      Cantonment, FL 32533

                                                                        4201 Waco Street
                                                                       Texarkana, TX 75501

                                                                         Rt. 5, Box 150
                                                                        Silsbee, TX 77656

                                                                       1511 S. Shiloh St.
                                                                        Linden, AL 36748

                                                                      Barge Port Ind. Park
                                                                          Comfort Road
                                                                        Palatka, FL 32177

                                                                       1800 S. Peyco Drive
                                                                       Arlington, TX 76001

                                                                           Highway 370
                                                                     Cedar Springs, GA 31732

                                                                       1900 Herbert Street
                                                                        Mobile, AL 36610

                                                                       612 Grantham Avenue
                                                                      West Monroe, LA 71292

                                                                        601 E. 2nd Street
                                                                       Amarillo, TX 79101

                                  SCHEDULE 4(b)


COMPANY NAME                                                           INVENTORY ADDRESS
------------                                                           -----------------
                                                                      100 Industrial Drive
                                                                        McGehee, AR 71654

                                                                        1379 McDow Drive
                                                                       Rock Hill, SC 29732

                                                                       875 Alexander Drive
                                                                        Taylors, SC 29687

                                                                        3082 Pacific Ave.
                                                                        Austell, GA 30106

                                                                        121 Callahan Road
                                                                        Dalton, GA 30720

                                                                        1504 Fulton Drive
                                                                        Corinth, MS 38834

                                                                        200 Learner Lane
                                                                        Blairs, VA 24527

                                                                      1601 Carrsville Hwy.
                                                                       Franklin, VA 23851

                                                                    1820 Olde Homestead Lane
                                                                       Lancaster, PA 17605

                                                                      2585 South, 2570 West
                                                                    Salt Lake City, UT 84119

                                                                  22 North 47th Ave., Suite One
                                                                        Phoenix, AZ 85043

                                                                     310 Industrial Parkway
                                                                      West Point, VA 23181

                                                                    1045 Industrial Park Dr.
                                                                     Kernersville, NC 27284

                                                                        201 Perrow Street
                                                                       Altavista, VA 24517

                                                                 902 East 11th Street, Suite 300
                                                                        Tacoma, WA 98421

                                                                        25221 Miles Road
                                                                    Warrensville Heights, OH
                                                                           44128-5499

                                                                     Ampoint Industrial Park
                                                                        715 Fifth Street
                                                                      Perrysburg, OH 43551

                                                                         460 Knox Court
                                                                        Minerva, OH 44657

                                                                  780 Keezletown Rd., Suite 108
                                                                      Weyers Cave, VA 24486

                                                                    310 State Route 235 South
                                                                      Saint Paris, OH 43072

                                                                      702 East Main Street
                                                                      Saint Paris, OH 43072

                                  SCHEDULE 4(b)



COMPANY NAME                                                           INVENTORY ADDRESS
------------                                                           -----------------
                                                                        425 Collins Blvd.
                                                                       Orrville, OH 44667

                                                                  South Hwy. 25, Lexington Road
                                                                      Georgetown, KY 40324

                                                                        1601 Tionia Road
                                                                   New Smyrna Beach, FL 32168

                                                                      1485 Plaza South Dr.
                                                                     Kernersville, NC 27284

                                                                       1800 S. Peyco Drive
                                                                       Arlington, TX 76001

                                                                        3082 Pacific Ave.
                                                                        Austell, GA 30106

                                                                    1820 Olde Homestead Lane
                                                                       Lancaster, PA 17605

                                                                   3200 Joe Jerkins Boulevard
                                                                     Austell, GA 30106-3227

                                                                         5500 Clems Way
                                                                     Stevens Point, WI 54481

                                                                    945 Rice Avenue Extension
                                                                         Union, SC 29379

         FEDERAL TRANSPORT, INC.                                          No Inventory

         CAMDEN PAPERBOARD CORP                                              Closed

         CHICAGO PAPERBOARD CORP                                             Closed

                                                                        440 Hwy. 48 North
                                                                    Roanoke Rapids, NC 27870
         HALIFAX PAPER BOARD CO., INC.

                                                                     Richmond, VA 23219-6008


                                                                         130 Inland Road
                                                                      Versailles, CT 06383
         SPRAGUE PAPERBOARD INC.

         PBL, INC.                                           Own JV interest. JV owns the Inventory

         MCQUEENEY GYPSUM COMPANY LLC                        Own JV interest. JV owns the Inventory

         MCQUEENEY GYPSUM COMPANY                                         No Inventory

         GYPSUM MGC, INC.                                    Own JV interest. JV owns the Inventory

                              SCHEDULE 4(b) CONT.
                        INVENTORY HELD BY THIRD PARTIES



CARAUSTAR CUSTOM PACKAGING GROUP
Tom Younkin
818 Virginia Avenue
Ashland, OH 44805

Grand Warehouse and Distribution Corporation
W. Ohio
Chicago, IL 60624

Grand Warehouse and Distribution Corporation
531 N. Kilbourn
Chicago, IL 60624

Adaptive Warehouse
G-644 S. Dort Hwy.
Grand Blank, MI 48439

CW&T Corporate
245 15th Street
St. James, MN

Handl-It
7800 Tyler Blvd.
Mentor, OH 44060

DT Johnson
825 West 2500 South
Salt Lake City, UT 84119

David K. Watkins
632 Railroad Avenue
Brevard, NC

Schneider Property LLC
1220 Long Green Pike
Glan Arm, MD 21057

Marion Industrial Center
3007 Harding Hwy. East
Marion, OH 43302

Central Ohio Warehouse
18 Allison Drive
Shelby, OH 44875

New Utrecht Properties
350 Allwood Road
Clfton, NJ 07012

Sulco Warhousing & Logistics
655 Page Blvd.
Springfield, MA 01104

Rock Commercial RealRock
1701 West King
York, PA 17404

CARAUSTAR RECOVERED FIBER GROUP, INC.

None

CARAUSTAR INDUSTRIAL AND CONSUMER PRODUCTS GROUP, INC.

Arkansas Packaging
2150 Ford Avenue
Springdale, AR 72764

American Warehouse
5150 Colorado Blvd.
Denver, CO 80216

Precision Warehouse
4012 West Turney
Phoenix, AZ 85019

JIT Warehouse
200 Champion Way
North Lake, IL 60164

Merit Distribution
2460 Frisco Ave.
Memphis, TN 38114

Mallory Distribution Center
4824 S. Mendenhall RD
Memphis, TN 38141

CARAUSTAR MILL GROUP, INC.

R.R. Donnelly & Sons Co.
2347 Kratzer Rd.
Harrisonburg, VA 22802

Tri-Gen Tubes
1144 Military Road
Buffalo, NY 14217

K&S Custom Warehouse
1245 Montgomery Dr.
Meridian, MS 39305

Freemont Flask
1000 Wolfe Avenue
Freemont, OH 43420

Plastic Film Corp.
7725 South Quincy
Willowbrook, IL 60521

Uniek, Inc.
805 Uniek Drive
Waunakee, WI 53597

Landis Company Warehousing and Distribution
4201 Pottsville Pike
Reading, PA 19605

Keck Realty Company
2200 Decatur Street
Richmond, VA 23224

Lagrou Distribution Systems
551 Joliet Road
Bolington, 1160660

Lagrou Distributions Centers
21399 Torrence Avenue
Sauk Billage, IL 06411

CRL Warehouse
802 North 23rd Street
Wilmington, NC 28405

Manchester Industries
63 Paul Foulke Parkway
Hagerstown, IN 47346

Expedx Converting
3900 Spring Garden Street
Greensboro NC 27407

Schrafel Paperboard Converting Corp.
82 West Clark Street
West Haven, CT 06516

Earl Furman, LLC
113 Mill Road
Taylors, SC 29687